UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2006

Principal Life Insurance Company
(Exact name of registrant as specified in its charter)

Iowa	001-32109	42-0127290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

711 High Street, Des Moines, Iowa	50392-0001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 247-1111
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Notes
Custodial Agreement
Opinion of Nora M. Everett
Opinion of Sidley Austin LLP
Opinion of Sidley Austin LLP
Funding Agreement
Guarantee
Expense and Indemnity Agreement

Item 9.01. Financial Statements and Exhibits
The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-129763 and 333-129763-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 16, 2005 and amended on December 22, 2005, January 25, 2006 and February 14, 2006.
(c)	Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of June 9, 2006, relating to Principal Life Income Fundings Trust 21.

Exhibit 4.2	Notes issued by the Trust, dated as of June 16, 2006.

Exhibit 4.3	Custodial Agreement by and between Bankers Trust Company, N.A., Law Debenture Trust Company of New York and U.S. Bank Trust National Association, dated as of June 16, 2006.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of Sidley Austin LLP (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of June 16, 2006.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of June 16, 2006.

Exhibit 10.3	Expense and Indemnity Agreement by and between Principal Life Insurance Company and Law Debenture Trust Company of New York, dated as of June 16, 2006.

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin LLP (included in Exhibit 8).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)
Date: June 16, 2006	By:	/s/ Christopher J. Henderson
		Name:	Christopher J. Henderson
		Title:	Vice President & Senior Investment Counsel

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EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 4.1	Omnibus Instrument, dated as of June 9, 2006, relating to Principal Life Income Fundings Trust 21.

Exhibit 4.2	Notes issued by the Trust, dated as if June 16, 2006.

Exhibit 4.3	Custodial Agreement by and between Bankers Trust Company, N.A., Law Debenture Trust Company of New York and U.S. Bank Trust National Association, dated as of June 16, 2006.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of Sidley Austin LLP (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of June 16, 2006.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of June 16, 2006.

Exhibit 10.3	Expense and Indemnity Agreement by and between Principal Life Insurance Company and Law Debenture Trust Company of New York, dated as of June 16, 2006.

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin LLP (included in Exhibit 8).

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